Exhibit 99.2

First Quarter 2012 Financial Results May 10, 2012 Accelerating Value Realization By Increasing Oil Production and Residential Lot Sales and Growing Net Asset Value by Capitalizing on Strategic Growth and Investment Opportunities

Notice to Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include but are not limited to general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in commodity prices, particularly oil and gas, and in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. 2

Delivering Value Through Triple In FOR Focus on accelerating value realization: Increased oil production volumes and royalties Sold 25% interest in Palisades West for $32 million Light Farms venture sold 800 acres for $56 million in total consideration Momentum in residential lot sales Optimize transparency and disclosure: Launched new corporate website Raise NAV through strategic and disciplined investments: Acquired entire interest in 17 projects from CL Realty and TEMCO ventures for $23.5 million net investment Invested in working interest in Louisiana well 3 Forestar is committed to maximizing long-term shareholder value

First Quarter 2012 Financial Results 4 Accelerating Value Realization By Increasing Oil Production and Residential Lot Sales and Growing Net Asset Value by Capitalizing on Strategic Growth and Investment Opportunities

Accelerating Value Realization Drives Improved First Quarter 2012 Financial Results 5 ($ in Millions, except per share data) 1st Quarter 2012 1st Quarter 2011 Net Income (Loss) $2.8 ($2.5) Earnings (Loss) Per Share $0.08 ($0.07) Segment Earnings: Mineral Resources $5.9 $5.6 Real Estate 11.5 2.6 Fiber Resources 0.4 0.6 Total Segment Earnings $17.8 $8.8 First Quarter 2012 Weighted Average Diluted Shares Outstanding were 35.2 million •1st Qtr. 2012 real estate segment earnings include a $11.7 million gain ($0.22 per share, after-tax) associated with sale of our 25% interest in Palisades West

First Quarter 2012 Operating Highlights 6 Accelerating Value Realization By Increasing Oil Production and Residential Lot Sales and Growing Net Asset Value by Capitalizing on Strategic Growth and Investment Opportunities

Building Momentum - First Quarter Highlights Oil production up over 115% vs. Q1 2011 Four additional wells completed – 534 total producing wells Invested $1.8 million in working interest in Louisiana well Sold 7 acres of impervious cover development rights* for > $1MM Sold 25% interest in Palisades West - $11.7 million gain Sold 285 residential lots - up 33% vs. Q1 2011 Almost 1,200 lots under option contracts Sold 28,800 tons of fiber Leased over 99% of available land for recreation MINERALS SINGLE-FAMILY FORESTAR TIMBERLAND Acquired entire interest in 17 CL Realty and TEMCO projects Launched new corporate website MIXED USE 7 * Impervious cover development rights provide for increased residential and commercial zoning density.

First Quarter 2012 Minerals – Oil & Gas Highlights 8 Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 8

Strong Oil Markets Driving Exploration & Production • Oil prices remained firm due to demand growth from emerging markets and geopolitical risk • Natural gas prices remained under pressure due to record inventory levels, mild winter temperatures and high levels of production • Minimal lease activity related to natural gas; E&P companies principally focused on liquids Forestar well positioned to capitalize on strong oil market conditions $25 $50 $75 $100 $125 $150 $175 $200 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 Crude Oil Spot Prices* Natural Gas Spot Prices* * Source: U.S. Energy Information Administration Actual EIA Forecast Actual EIA Forecast 95% NYMEX Futures Price Upper Confidence Interval 95% NYMEX Futures Price Lower Confidence Interval 9

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Increased Oil Production Driving Higher Royalties $5.6 $3.8 ($2.0) ($1.5)* $5.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q1 2011 Royalties Leasing & Delay Rentals Cost of Sales & Operating Expenses Q1 2012 Segment Earnings Segment Earnings Reconciliation Q1 2011 vs. Q1 2012 Q1 2012 Highlights • Oil production up over 115% • Royalties up 109% or $4.1 million • Leased over 800 net mineral acres • Received $1.1 million in delay rental payments • 4 additional wells completed; 534 total producing wells 10 ($ in millions) Note: Wells owned by third-party lessee / operator * Increased costs principally related to additional staffing and production taxes

440 465 490 515 540 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Well Count 496 32,000 69,200 467 452 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Oil Produced (Bbls) Natural Gas Produced (MMcf) Forestar’s Share of Quarterly Oil & Gas Production Q1 2011 – Q1 2012 Growth in Drilling Activity Well Count Q1 2011 – Q1 2012 Note: Includes ventures; wells owned and operated by third party lessees / operators 534 11 INCREASED OIL PRODUCTION DRIVING HIGHER ROYALTIES

Target Formations East Texas and Gulf Coast Basins Wells Drilled Last 12 months Target Frio / Hackberry 1 Yegua / Cockfield 2 Wilcox 12 Austin Chalk 3 Rodessa James Lime Pettit (Sligo) Travis Peak (Hosston) Cotton Valley Bossier 3 Haynesville 2 Fort Worth Basin Barnett Shale 6 Colorado Niobrara / Codell 10 2011-2012 Well Completions East Texas & Louisiana* 12 Acres Leased Available for Lease Held by Production Acres with Option New Oil Wells New Gas Wells

Vernon Newton Beauregard 13 TEXAS LOUISIANA Austin Chalk Drilling Activity Increasing Masters Creek Trend Byerley A-32 Unit 2-1 Byerley A-32 Unit 2-2 Keaghey A-2 1 Blackstone A-90 1 Leased Available For Lease HBP FOR Interest in Austin Chalk wells Brookeland Trend

14 ($ in millions) Estimated Ultimate Recoveries Well Completion Date FOR Net Royalty Interest Condensate MB Natural Gas Liquids MB Dry Gas MB Total MMBOE Forestar Blackstone A-90 Unit 1 Nov-09 7.6% 29 38 482 0.1 Forestar Keaghey A-253 Unit 1 Jan-11 5.1% 13 15 172 0.1 Forestar Byerley A-32 Unit 1 Nov-11 14.4% 52 51 475 0.2 Forestar Byerley A-32 Unit 2 No 1 Apr-12 14.3% 43 45 472 0.2 Total 136 148 1,601 0.6 12-Month NYMEX Strip Pricing, $/bbl or $/mcf or $/boe $97.46 $48.73* $3.08 $46.09 Royalty Payments to Forestar (Current Pricing) $13.2 $7.2 $4.9 $25.4 Austin Chalk Drilling Activity Increasing * Based upon 50% of NYMEX 12-month strip price as of May 9, 2012 Note: Wells owned and operated by third-party lessees; EUR’s based upon internal estimates, actual future results may vary

First Quarter 2012 Fiber Resources Highlights 15 Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity

Land Sales Impact Fiber Resources $0.6 ($0.4) $0.4 $0.2 $0.0 $0.5 $1.0 Q1 2011 Gain on Lease Termination Fiber Sales Q1 2012 Segment Earnings Segment Earnings Reconciliation Q1 2011 vs. Q1 2012 Q1 2012 Highlights • Sold over 28,800 tons of fiber • >99% of land leased for recreation • Harvest down vs. Q1 2011 due to sale of over 74,000 acres of timberland since YE 2010 Fiber Sales Q1 2011 – Q1 2012 Recreational Leases Q1 2011 – Q1 2012 16 ($ in millions) 200,000 131,000 $8.91 $8.80 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Average Acres Leased Average Lease Price / Acre 81,100 28,800 $10.67 $11.59 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Fiber Sales (Tons) Average Price / Ton

First Quarter 2012 Real Estate Highlights 17 Building Momentum By Increasing Residential Lot Sales and Capitalizing on Growth Opportunities

Texas Markets To Lead Housing Recovery Sources: CoreLogic, Bureau of Labor Statistics, Census Bureau, Metrostudy, RealtyTrac and Brookings Market Jobs Created Job Growth % House Price Changes # of Projects Forestar Investment in Development Dallas 72,900 2.5% (1.0%) 14 $91 San Antonio 12,700 1.5% (0.1%) 4 88 Austin 19,200 2.4% 2.1% 12 64 Houston 85,100 3.3% (1.3%) 9 63* Denver 27,100 2.3% 0.5% 4 23 Atlanta 25,900 1.1% (17.3%) 6 9** Tampa 23,500 2.1% (2.9%) 3 5 U.S. Average 1,899,000 1.5% (3.5%) ($ in millions) * Includes investment in loan secured by real estate ** Excludes approximately $76 million in investment in low-basis land , land in entitlement process and raw entitled land. 18 Forestar Markets With Residential Development Projects

$2.6 $11.7 $0.9 $1.0 $0.1 $11.6 ($4.7) $0.0 $10.0 $20.0 Q1 2011 Gain on Sale of Palisades West Venture Sale of Development Rights & Other Residential & Commercial Sales Income Producing Properties Undeveloped Land Sales Q1 2012 Accelerating Value Realization Driving Improved First Quarter Results Q1 2012 Highlights • Sold 285 residential lots, up 33% vs. Q1 2011 • Sold 25% interest in Palisades West commercial venture for $32 million, generating $11.7 million gain • Sold 455 acres of undeveloped land for $1.1 million ($2,400 / acre) • Sold 7 acres of impervious cover development rights for over $1 million – (301,000 sq. ft. at $3.48/ft); over 90 acres available for sale Segment Earnings (Loss) Reconciliation Q1 2011 vs. Q1 2012 19 ($ in millions) Note: Includes Ventures

Increased Residential Lot Sales Reflects Stable Demand and Reduced Finished Lot Inventories in Texas Residential Lot Sales * Q1 2011 – Q1 2012 20 214 285 100 200 300 $0 $20,000 $40,000 $60,000 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Quarterly Lot Sales Avg. Lot Sales Price Quarterly Lot Sales Average Lot Sales Price Residential Lots Under Option Contract Q1 2011 – Q1 2012 863 1,180 500 1,000 1,500 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Residential Lots Developed Lots Lots Under Development * Excludes sale of undeveloped paper lots; includes ventures

Real Estate Pipeline Well Positioned For Recovery Note: Information as of Q1 2012; includes ventures * Includes 4 significant commercial and income producing properties. Real Estate Undeveloped In Entitlement Process Entitled Developed and Under Development Total Acres Undeveloped Land Owned 95,360 102,261 Ventures 6,901 Residential Owned 24,867 9,669 734 38,811 Ventures --- 3,240 301 Commercial Owned 2,723 1,246 614 5,179 Ventures --- 399 197 Total Acres 102,261 27,590 14,554 1,846 146,251 Estimated Residential Lots 24,108 2,815 26,923 Projects 16 18 63* 97 In addition, Forestar owns a 58% interest in a venture which controls over 16,000 acres of undeveloped land in Georgia with minimal investment 21

First Quarter 2012 Triple In FOR Strategic Initiatives 22 Accelerating Value Realization, Optimizing Transparency and Raising NAV Through Disciplined Investments

Our Focus: Triple In FOR Initiatives 2012 Activity Focus on Accelerating Value Realization Triple Residential Lot Sales • Lot sales up 33% • Oil production up 115% • Sold interest in Palisades West for $32 million • Light Farms venture sold 800 acres for $56 million Triple Oil & Gas Production (Mcfe) Triple Total Segment Earnings Optimize Transparency & Disclosure Expand Reported Oil and Gas Resource Potential • Launched new corporate website Additional Transparency on Water Interests Report Corporate Sustainability Results Raise NAV Through Strategic and Disciplined Investments Growth Opportunities which Prove Up Net Asset Value and Exceed Return Requirements • Acquired entire interest in 17 projects from CL Realty & TEMCO ventures for $23.5 million net investment • Delivered first units at Promesa multifamily project in Austin, TX in April • Invested $1.8 million in working interest in Louisiana well Accelerate Participation in Oil & Gas Working Interests Develop Low-Capital, High-Return Multifamily Business 23

ACCELERATING VALUE REALIZATION FROM SALE OF OWNERSHIP INTEREST IN PALISADES WEST FOR $35 MILLION Sale of Palisades West Ownership Office venture: Cousins Properties - 50% Dimensional Fund Advisors - 25% Forestar - 25% 375k sq. ft. office project in Austin, TX 99% Leased at YE 2011 Accelerating Value Realization of Stabilized Income Producing Assets Note: DFA had right to purchase remaining ownership of project in fourth quarter 2012 under existing venture agreement Palisades West – Austin, TX FOR Project and Sale Economics: Cash Proceeds = $32 million Basis = (20) million Gain on Sale = $12 million 2009-2011 Operating Cash Flow = 4 million Total Cash Flow = $16 million 24

INCREASING OUR FINANCIAL FLEXIBILITY LIGHT FARMS VENTURE SOLD 800 ACRES FOR $56 MILLION Kingwood 25 April 2012: Light Farms Sale FOR / RPG Land Company sold 800 acres from proposed residential community near Dallas, TX for $56 million in total consideration FOR received $25 million in cash proceeds and reduced consolidated debt by $31 million Sale eliminated over $2 million in annual carrying costs Gain on sale of $3.4 million in Q2 2012 ($ in millions) 1st Quarter 2012 Pro forma Light Farms Sale Credit Facility Borrowings $136 $136 Other Consolidated Debt 92 61 Total Debt $228 $197 Total Debt/Capital 31% 28% Cash $5 $30 Credit Availability 155 155 Total Liquidity $160 $185 Focused on investments that provide near-term cash flow and earnings

Forestar Website – The Dimensional Land Model TM • New corporate website available today • Site driven by Dimensional Land ModelTM • Additional features: – Minerals map with stratigraphic column detail – New Water & Multifamily sections of website – Informative and engaging videos 26 www.forestargroup.com 26 Focused on Optimizing Transparency and Disclosure

STRATEGIC AND DISCIPLINED INVESTMENT ACQUIRED REMAINING INTEREST IN 17 REAL ESTATE PROJECTS FOR $23.5 MILLION Kingwood Note: Following purchase, TEMCO and CL Realty will continue to own 5,800 acres of undeveloped land in Paulding County, GA, Bentwater Golf Course, 12-acre tract on Padre Island, TX and mineral leases at Summer Creek Ranch Residential Lot & Commercial Inventory of Projects Acquired* * FOR acquired 100% of ventures’ interest in these real estate assets 27 FOR acquired 100% of ventures’ interest in 17 residential and mixed-use communities in CL Realty & TEMCO for $23.5 million net investment Tax benefits to FOR Closed first quarter 2012 Project Level Inventory Market Projects Developed Lots Planned Lots Total Lots Commercial Acres Florida / Georgia 8 686 1,130 1,816 113 Texas Houston 4 293 2,118 2,411 282 Dallas 4 272 1,540 1,812 81 San Antonio 1 2 106 108 - Total Texas 9 567 3,764 4,331 363 Total All Markets 17 1,253 4,894 6,147 476 Net Interest 546 2,117 2,663 159 $1.3 $3.9 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2011 Proj. 2012 Additional Margin from Assets Acquired ($ in millions)

Promesa – Multifamily Community Recently Opened Promesa 289-unit Class A multifamily property Located in west Austin, TX Each apartment certified under Austin Energy Green Building program First units delivered in April; approximately 50% complete $21 million total investment at Q1 2012; total investment at completion = $31 million 28 Austin, TX Multifamily occupancy rates >95% 28

Building a Multifamily Pipeline Business model is to leverage our existing sites and investments with capital from our partners to create and realize value 29 Example Venture Project Economics Project Development: FOR equity contribution* $4 Third-party equity 7 Financing 21 Total project cost $32 Project Sale : Sales price (at stabilization) $45 Cash proceeds to FOR $10 FOR ROE 250% ($ in millions) * Will include Forestar’s land basis Multifamily Projects Ownership Stabilized Multifamily Assets Broadstone – Houston, TX 100% 401-unit Class A property Las Brisas – Austin, TX 59% 414-unit Class A property Under Construction Promesa – Austin, TX 100% 289-unit Class A property To Be Developed Eleven – Austin, TX 15-20% Planned for 257-unit Class A property Denver 360 – Denver, CO 15-20% Planned for 304-unit Class A property Developing Low Capital, High Return Multifamily Business

Enhancing Minerals Value Creation and Realization 30 Value Components % of Well Economics Capital Wells Operating 50 - 75% Moderate -- Working Interest 10 – 50% Low 10 Royalties 20 – 25% None 534 Leases < 5% None -- Total 100% 534* Value Creation & Realization Q1 2012 * FOR may have a working interest and royalty interest in same well

Accelerating Value Realization Building momentum by increasing oil production and proven reserves Growing lot sales and increasing market share Harvesting value from stabilized commercial assets Capitalizing on growth opportunities and investments to generate near-term cash flow and earnings Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing NAV 31

Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 32

First Quarter 2012 Appendix - Segment KPI’s 33

34 MINERAL RESOURCES SEGMENT KPI'S 1st Quarter 2012 1st Quarter 2011 4th Quarter 2011 Leasing Activity Net Acres Leased 800 4,900 320 Avg. Bonus / Acre $360 $340 $57 Royalties* Oil Produced (Barrels) 69,200 32,000 49,700 Average Price / Barrel $97.57 $82.49 $102.19 Natural Gas Produced (MMCF) 452.2 466.8 373.6 Average Price / MCF $3.23 $3.72 $3.93 Total MMcfe 867.4 658.6 671.8 Average Price / Mcfe $9.47 $6.64 $9.75 Segment Revenues ($ in Millions) $9.4 $7.3 $6.8 Segment Earnings ($ in Millions)** $5.9 $5.6 $3.7 Producing Wells* (end of period) 534 496 530 * Includes our share of venture production: 1st Qtr. 2012 = 90 MMCf; 1st Qtr. 2011 = 159 MMCf; 4th Qtr. 2011 = 95 MMCf ** Note: Segment results include costs associated with the development of our water initiatives: $1.3 million in Q1 2012; $1.1 million in Q1 2011; and $1.0 million in Q4 2011.

REAL ESTATE SEGMENT KPI'S 1st Quarter 2012 1st Quarter 2011 4th Quarter 2011 Residential Lot Sales * Lots Sold 285 214 309 Average Price / Lot $53,000 $48,200 $43,300 Gross Profit / Lot $20,800 $18,500 $15,200 Commercial Tract Sales * Acres Sold - 20 2.4 Average Price / Acre - $152,500 $547,200 Land Sales * Acres Sold 455 2,630 13,200 Average Price / Acre $2,400 $2,300 $2,300 Segment Revenues ($ in Millions) $17.9 $21.1 $46.4 Segment Earnings (Loss) ($ in Millions) $11.5 $2.6 ($25.0) ** Q1 2012 results include $11.7 million gain on sale of interest in Palisades West * Includes ventures *** Note: Fourth quarter real estate segment earnings include pre-tax non-cash asset impairment charges of $44.5 million 35 ** ***

36 FIBER RESOURCES SEGMENT KPI'S 1st Quarter 2012 1st Quarter 2011 4th Quarter 2011 Fiber Sales Pulpwood Tons Sold 24,400 65,600 44,100 Average Pulpwood Price / Ton $10.18 $9.18 $9.31 Sawtimber Tons Sold 4,400 15,500 5,600 Average Sawtimber Price / Ton $19.48 $16.98 $22.17 Total Tons Sold 28,800 81,100 49,700 Average Price / Ton $11.59 $10.67 $10.76 Recreational Leases Average Acres Leased 131,000 200,000 139,300 Average Lease Rate / Acre $8.80 $8.91 $8.83 Segment Revenues ($ in Millions) $0.7 $1.4 $0.9 Segment Earnings ($ in Millions)* $0.4 $0.6 $0.1 * Includes $0.2 million gain on termination of timber lease in connection with the Ironstob venture Note: Fiber resources segment earnings negatively impacted by sale of over 74,000 acres of timberland during 2011.

Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 37